EXHIBIT 32

EAGLE MATERIALS INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Profit Sharing and Retirement Plan of Eagle Materials Inc. (Formerly called, Profit Sharing and Retirement Plan of Centex Construction Products, Inc.) (the “Plan”) on Form 11-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur R. Zunker, Jr., Administrative Committee Member of the Plan, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ ARTHUR R. ZUNKER, JR.
Arthur R. Zunker, Jr.
Member, Administrative Committee

Date: June 28, 2004